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                                                                EXHIBIT 10.5


LOGO
                          SILICON VALLEY BANK
                          AMENDMENT TO LOAN AND SECURITY AGREEMENT

BORROWER:                 IMMUSOL, INC.
ADDRESS:                  3050 SCIENCE PARK DRIVE
                          SAN DIEGO, CALIFORNIA  92121

DATE:            MAY 15, 1996

         THIS AMENDMENT TO LOAN AND SECURITY AGREEMENT is entered into between SILICON VALLEY BANK ("Silicon") and the borrower named above (the "Borrower").

         The Parties agree to amend the Loan and Security Agreement between them, dated April 3, 1996 (the "Loan Agreement"), as follows. (Capitalized terms used but not defined in this Amendment, shall have the meanings set forth in the Loan Agreement.)

         1. EXTENDED APPLICABLE PERIOD FOR ADVANCE RATE SCHEDULE. The second paragraph of the "Credit Limit (Section 1.1)" as set forth in the Schedule to Loan and Security Agreement is amended effective on the date hereof to read as follows:

                 Each requested Loan for purchases of equipment shall be in an amount not less than $50,000 and shall not exceed either (a) 100% of the invoice amount of new items of equipment that the Borrower purchases on or after March 1, 1996 or (b) 50% of the original invoice amount of items of equipment that the Borrower has purchased not more than one year prior to the date of the requested Loan. In connection with the foregoing, and prior to the making of any Loan, Borrower shall supply to Silicon lists of invoices (including serial numbers) relating to the equipment subject of the requested Loan and shall supply such other information relating thereto as Silicon requests.

         2. REPRESENTATIONS TRUE. Borrower represents and warrants to Silicon that all representations and warranties set forth in the Loan Agreement, as amended hereby, are true and correct.

         3. GENERAL PROVISIONS. This Amendment, the Loan Agreement, any prior written amendments to the Loan Agreement signed by Silicon and the Borrower, and the other written documents and agreements between Silicon and the Borrower set forth in full all of the representations and agreements of the parties with respect to the subject matter hereof and supersede all prior discussions, representations, agreements and understandings between the parties with respect to the subject hereof. Except as herein expressly amended, all of the terms and provisions of the Loan Agreement, and all other documents and agreements between Silicon and the Borrower shall continue in full force and effect and the same are hereby ratified and confirmed.

BORROWER:                                  SILICON:

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IMMUSOL, INC.                              SILICON VALLEY BANK


By /s/ S. Goldenberg                       By /s/ R (illegible)
   -------------------------------            -------------------------------
   Chairman and CEO
                                           Title SVP
                                                 ----------------------------

By _______________________________
   Secretary or Ass't Secretary